Exhibit 10.21
FOURTH AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT
     THIS FOURTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT, dated as of February 20, 2009 (this “Amendment”), is entered into by and among PALISADES ACQUISITION XVI, LLC, a Delaware limited liability company (the “Borrower”), PALISADES COLLECTION, L.L.C., a Delaware limited liability company (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC ( the “Lender”), BMO CAPITAL MARKETS CORP. (“BMO CM”), as Administrator for the Lender (in such capacity, the “Administrator”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and BANK OF MONTREAL (“BMO”), as liquidity agent for the Liquidity Providers (in such capacity, the “Liquidity Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Financing Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among the Borrower, the Servicer, the Lender, the Administrator, the Collateral Agent and the Liquidity Agent.
     WHEREAS, the parties hereto desire to amend the Receivables Financing Agreement in certain respects as provided herein;
     NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments. The Receivables Financing Agreement is hereby amended as follows:
     1.1 The definitions of “Aggregate Collection Rate”, “Applicable Percentage”, “Collection Rate” and “Interest Adjustment Date” as set forth in Section 1.1 of the Receivables Financing Agreement are hereby deleted.
     1.2 The following definition of “Asta Guaranties” is hereby added to Section 1.1 of the Receivables Financing Agreement immediately following the definition of “Asta”:
““Asta Guaranties” means (i) the guaranty, dated as of February 20, 2009, from the guarantors from time to time party thereto in favor of the Collateral Agent and (ii) the guaranty, dated as of February 20, 2009 from Asta Group, Incorporated in favor of the Collateral Agent, each as amended, supplemented or otherwise modified from time to time.”

     1.3 The following definition of “Borrower Action” is hereby added to Section 1.1 of the Receivables Financing Agreement immediately following the definition of “Borrower”:
““Borrower Action” means any litigation, investigation or proceeding of the type described in Section 8.1.14 (excluding ordinary course collection activity litigation and proceedings).”
     1.4 The definition of “Borrowing Base” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
““Borrowing Base” means, on any Distribution Date, the GAAP balance of all Eligible Receivables of the Borrower as determined by the Servicer and as agreed to by the Administrator.”
     1.5 The definition of “Borrowing Base Deficit” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
““Borrowing Base Deficit” means on any Distribution Date, the excess, if any, of 110% of the Loans outstanding over the Borrowing Base.”
     1.6 The following definition of “Executive Officer” is hereby added to Section 1.1 of the Receivables Financing Agreement immediately following the definition of “Event of Bankruptcy” therein:
““Executive Officer” means, for any Person, each of the chief executive officer, chief operating officer, chief financial officer and general counsel.”
     1.7 The following definition of “Guarantor Security Agreements” is hereby added to Section 1.1 of the Receivables Financing Agreement immediately following the definition of “GAAP” therein:
““Guarantor Security Agreements” means (i) the guarantor security agreement, dated as of February 20, 2009 among the guarantors from time to time party thereto and the Collateral Agent and (ii) the security agreement, dated as of February 20, 2009, between Asta Group, Incorporated and the Collateral Agent, each as amended, supplemented or otherwise modified from time to time.”
     1.8 The definition of “Stated Maturity Date” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
““Stated Maturity Date” means April 30, 2011; provided, however, that such date may be accelerated pursuant to Section 10.2; and provided, further, that, subject to Section 10.2, if the aggregate principal amount of all Loans from time to time outstanding is reduced to $25,000,000 or less on or before the April 30, 2011 Distribution Date, the Stated Maturity Date will be extended to April 30, 2012.”

     1.9 The following definition of “Pledged Note” is hereby added to Section 1.1 of the Receivables Financing Agreement immediately following the definition of “Person” therein:
““Pledged Note” means that certain promissory note, dated February 20, 2009, executed by Asta payable to Asta Group, Incorporated in the original principal amount of $700,000.”
     1.10 The definition of “Transaction Documents” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby amended by adding “the Asta Guaranties, the Guarantor Security Agreements” immediately after “Transfer Agreement” therein.
     1.11 Section 9.1.8(e) of the Receivables Financing Agreement is hereby deleted in its entirety and replaced with the following:
“(x) Within five Business Days of an Executive Officer’s knowledge thereof, notice of (i) any material Borrower Action not previously disclosed to the Collateral Agent and the Administrator, and (ii) any materially adverse development in previously disclosed Borrower Action, (y) on a monthly basis, a summary update of all Borrower Action known to any Executive Officer and (z) to the extent reasonably requested by the Administrator, additional documents or information relating to any Borrower Action.”
     1.12 The following Section 9.1.12 is hereby added to the Receivables Financing Agreement:
“Financial Advisor. The Servicer shall hire (a) by March 31, 2009 (or such other later time as is commercially reasonable) unless otherwise agreed to by the Administrator in writing and (b) no more than once per calendar year at the request of the Administrator, in each case, at the Borrower’s sole expense, a financial advisor selected by the Servicer and reasonably acceptable to the Administrator to review the collection process with respect to the Receivables and to deliver a report to the Servicer, with a copy to the Administrator, on financial advisor’s findings and recommendation on how, if at all, to improve such collection process within a reasonable amount of time thereafter.”
     1.13 Section 9.2.1 of the Receivables Financing Agreement is hereby amended by (i) replacing “true-sale” with “non-recourse true-sale in form that complies with the requirements of this Section 9.2.1 and is reasonably satisfactory to the Administrator” and (ii) replacing “Borrowing Base Deficiency” with “Borrowing Base Deficit” therein.
     1.14 Section 9.2.4 is hereby deleted and replaced in its entirety as follows:
“9.2.4 Incurrence of Indebtedness. Borrower shall not create, incur or permit to exist, any Indebtedness except for (a) Indebtedness and liabilities incurred pursuant to the Transaction Documents and normal trade payables incurred in the ordinary course of its business, (b) Indebtedness arising under Qualifying Hedge Agreements, (c) Permitted Indebtedness not in excess of $1,000,000 in the aggregate or (d) Indebtedness which, if applicable, may be vacated, stayed, discharged (without payment therefore to affect such discharge) or bonded within thirty days of the occurrence thereof. “Permitted Indebtedness” means judgments, settlements, legal fees and other legal expenses (and claims which give rise to GAAP liabilities related thereto) relating to the collection and/or sale of any of the Receivable Assets, solely to the extent such Indebtedness is paid when due and owing.
     1.15 Section 10.1.5 is hereby deleted and replaced in its entirety as follows:
“10.1.5 Borrowing Base Deficit. At any time a Borrowing Base Deficit shall exist and such condition shall continue unremedied for 2 Business Days.”
     1.16 Section 10.1.10 of the Receivables Financing Agreement is hereby amended by replacing the “or” immediately before “(c)” with “,” and adding “or (d) any breach or default shall have occurred under any of the Asta Guaranties or the Guarantor Security Agreements.”
     1.17 Section 10.1.14 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
“Average Monthly Payments. Average payments of principal on the Loans pursuant to Section 4.2(b) clause fourth are less than $1,000,000 for any 3 consecutive Distribution Dates.”
     SECTION 2. Receivables Financing Agreement in Full Force and Effect as Amended.
     Except as specifically amended hereby, the Receivables Financing Agreement shall remain in full force and effect. All references to the Receivables Financing Agreement shall be deemed to mean the Receivables Financing Agreement as modified hereby. This Amendment shall not constitute a novation of the Receivables Financing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Receivables Financing Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.
     SECTION 3. Miscellaneous.
          A. After giving effect to this Amendment, on and as of the date hereof, except as otherwise disclosed in writing to BMO CM, the Borrower’s representations and warranties set forth in Section 8.1 of the Receivables Financing Agreement (as amended hereby) are true and correct in all material respects, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).
          B. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
          C. The effectiveness of this Amendment is subject to the following condition precedents:
i.	the Administrator shall have received counterparts of this Amendment, duly executed by all parties hereto;

ii.	the execution and delivery of the Asta Guaranties and the Guarantor Security Agreements by all parties thereto;

iii.	the delivery of (a) the Pledged Note to the Collateral Agent and (b) opinions in connection with this Amendment and related documents in form and substance reasonably satisfactory to the Collateral Agent; and

iv.	the Borrower shall have reimbursed the Administrator for all its reasonable documented out-of-pocket costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrator.
          D. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
          E. This Amendment may not be amended or otherwise modified except as provided in the Receivables Financing Agreement.
          F. Each of the Administrator and the Lender do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Receivables Financing Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.
          G. Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          H. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN THOSE SET FORTH IN SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

          I. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BORROWER, ASTA, THE ORIGINATOR, THE SERVICER, THE ADMINISTRATOR, THE COLLATERAL AGENT, LENDER OR ANY OTHER AFFECTED PARTY. EACH OF BORROWER AND THE SERVICER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.
          J. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER AND THE SERVICER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER AND THE SERVICER IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.
          K. The parties hereto hereby acknowledge the following breaches of the Transaction Documents may have occurred: (i) the failure of the Borrower to notify the Administrator, the Collateral Agent and the Liquidity Agent, in accordance with Section 9.18 of the Receivables Financing Agreement of certain proceedings, (ii) the failure of the Borrower to deliver to the Administrator an opinion of counsel described in Section 9.1.11 of the Receivables Financing Agreement for the 2008 calendar year, (iii) the failure to comply with Section 9.2.1 of the Receivables Financing Agreement, (iv) the failure of the Borrower to satisfy the Rolling Collection Rate test set forth in Section 10.1.14 of the Receivables Financing Agreement for the November 2008, December 2008 and January 2009 Collection Periods and (v) the failure of the Borrower to deliver amendments to a Subservicing Agreement and a related Management Agreement in accordance with Section 3.01 of the Servicing Agreement (collectively, the “Potential Breaches”). The Lender, the Administrator, the Collateral Agent and the Liquidity Agent each hereby agree to waive the Termination Events and Servicer Termination Events, if any, relating to the Potential Breaches that occurred prior to the date hereof.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the 20th of February, 2009.

PALISADES ACQUISITION XVI, LLC, as Borrower
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Manager

Signature Page to Fourth Amendment

BMO CAPITAL MARKET CORP., as Administrator and as Collateral Agent
By:	/s/ John Pappano
	Name:	John Pappano
	Title:	Managing Director

Signature Page to Fourth Amendment

FAIRWAY FINANCE COMPANY, LLC, as Lender
By:	/s/ Phillip A. Martone
	Name:	Phillip A. Martone
	Title:	Vice President

Signature Page to Fourth Amendment

PALISADES COLLECTION, L.L.C., as Servicer
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Manager

Signature Page to Fourth Amendment

BANK OF MONTREAL, as Liquidity Agent
By:	/s/ John Pappano
	Name:	John Pappano
	Title:	Managing Director

Signature Page to Fourth Amendment